                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]

          Check the appropriate box:
          [ ] Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by
              Rule 14a-6(e)(2))
          [X] Definitive Proxy Statement
          [ ] Definitive Additional Materials
          [ ] Soliciting Material Pursuant to Section 240.14a-12

                                 PROTALEX, INC.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration No:

          3)   Filing Party:

          4)   Date Filed:

                                 PROTALEX, INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                         TO BE HELD ON OCTOBER 25, 2005


                      TO THE STOCKHOLDERS OF PROTALEX, INC.


You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Protalex, Inc., which will be held at the Hyatt Regency Princeton, 102 Carnegie Center Princeton, NJ 08540, (609) 987-1234, on Tuesday, October 25, 2005 at 9:30 a.m., to consider and act upon the following matters:


     1) AMENDMENT TO THE PROTALEX, INC. AMENDED CERTIFICATE OF INCORPORATION ("CERTIFICATE OF INCORPORATION") TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK. To approve an amendment to the Certificate of Incorporation increasing the authorized number of shares of Common Stock from 40,000,000 shares to 100,000,000 shares;

     2) AMENDMENT TO THE PROTALEX, INC. 2003 STOCK OPTION PLAN. To approve an increase in the authorized number of shares under the Protalex, Inc. 2003 Stock Option Plan from 1,500,000 shares to 4,500,000 shares;

     3) ELECTION OF DIRECTORS. To elect Directors of the Company as more fully described in the attached Proxy Statement to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified;

     4) RATIFICATION OF INDEPENDENT AUDITORS. To ratify the appointment of Grant Thornton, LLP as the independent auditors for the Company for the fiscal year ending May 31, 2006; and

     5) To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The record date for the determination of the stockholders entitled to vote at the meeting or at any adjournment thereof is the close of business on September 30, 2005. A list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, at the location of the Annual Meeting on October 25, 2005, and during ordinary business hours for ten days prior to the meeting at our principal offices located at 145 Union Square Drive, New Hope, PA 18938.

It is important that your shares be represented at the meeting regardless of the number of shares you hold. Whether or not you expect to attend the meeting in person, please complete, date, sign and return the accompanying proxy in the enclosed envelope to ensure the presence of a quorum at the Annual Meeting. If you do attend the meeting, you may, if you prefer, revoke your proxy and vote your shares in person.

Your Board of Directors recommends that you vote in favor of the proposals outlined in the Proxy Statement. Please refer to the Proxy Statement for detailed information on each of the proposals.

By Order of the Board of Directors

By: /s/ Steven H. Kane
   -------------------
   Steven H. Kane
   President and Chief Executive Officer
   145 Union Square Drive
   New Hope, PA 18938

                  WE URGE STOCKHOLDERS TO MARK, SIGN AND RETURN

                      PROMPTLY THE ACCOMPANYING PROXY CARD

                                 PROTALEX, INC.

                             145 Union Square Drive

                               New Hope, PA 18938

                          -----------------------------

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON OCTOBER 25, 2005

     The accompanying proxy is solicited by the Board of Directors (the "Board") of Protalex, Inc., a Delaware corporation (referred to throughout this Proxy Statement as "Protalex" or "Company" or "we" or "our") for use at the Annual Meeting of Stockholders to be held on October 25, 2005, at 9:30 a.m. local time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

     The Annual Meeting will be held at the Hyatt Regency Princeton, 102 Carnegie Center Princeton, NJ 08540, (609) 987-1234. The date of this Proxy Statement is September 16, 2005, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

WHY HAVE I RECEIVED THOSE MATERIALS?

     The accompanying proxy, being mailed to stockholders on or about September 23, 2005, is solicited by the Board of Protalex in connection with our Annual Meeting of Stockholders that will take place on October 25, 2005. You are cordially invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

     Holders of common stock ("Common Stock") of Protalex, as of the close of business on September 16, 2005 will be entitled to vote at the Annual Meeting. On September 16, 2005, there were 19,433,221 shares of common stock outstanding and entitled to vote.

HOW DO I VOTE MY SHARES AT THE ANNUAL MEETING?

     If you are a "record" stockholder of Common Stock (that is, if you hold Common Stock in your own name in Protalex's stock records maintained by our transfer agent, Wachovia Bank, N.A.), you may complete and sign the accompanying proxy card and return it to Protalex or deliver it in person.

     "Street name" stockholders of Common Stock (that is, stockholders who hold Common Stock through a broker or other nominee) who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares and to follow the voting instructions on such form.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY?

     It means you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker to consolidate as many accounts as possible under the same name and address.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. After you have submitted a proxy, you may change your vote at any time before the proxy is exercised by submitting a written notice of revocation or a proxy bearing a later date or by voting in person at the Annual Meeting.

HOW MANY VOTES AM I ENTITLED TO?

     Each share of Common Stock is entitled to one vote.

WHAT CONSTITUTES A QUORUM FOR PURPOSES OF THE ANNUAL MEETING?

     The presence at the Annual Meeting in person or by proxy of the holders of a majority of the voting power of all outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     Each item to be voted upon at the Annual Meeting, other than the election of directors, requires the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote on the matter for approval. This means that the votes "FOR" the matter must exceed the votes "AGAINST" the matter, Directors shall be elected by a plurality of the votes of the shares present in person or by proxy at and entitled to vote on the election of directors.

     A properly executed proxy marked "ABSTAIN" with respect to any matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention on any such matter will have the effect of a negative vote on such matter. If you hold your shares in "street name" through a broker or other nominee, shares represented by "broker non-votes" will be counted in determining whether there is a quorum but will not be counted as votes cast on such matters.

     Also, due to contractual obligations of the Company, the consent of vSpring SBIC, L.P. is required for the approval of proposals 1 and 2.

WHAT INFORMATION DO I NEED TO ATTEND THE ANNUAL MEETING?

     You will need an admission ticket to attend the Annual Meeting. If you are a record stockholder, an admission ticket is included with this mailing and is attached to the proxy card. If you are a street name stockholder, the stub of your voting instruction form is your admission ticket. If you arrive at the Annual Meeting without an admission ticket, we will admit you if we are able to verify that you are a Protalex stockholder.

HOW DOES THE BOARD RECOMMEND THAT I VOTE MY SHARES?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board's recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

     __ FOR the approval of the amendments to the Company's Certificate of Incorporation as set forth on page 5;

     __ FOR the approval of the amendments to the Company's 2003 Stock Option Plan as set forth on page 6;

     __ FOR the Directors' proposal to elect the nominated Directors set forth on page 9; and

     __ FOR the ratification of the Directors' selection of auditors as set forth on page 11.

     With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion in the best interests of Protalex. At the date this Proxy Statement went to press, the Board had no knowledge of any business other than that described herein that would be presented for consideration at the Annual Meeting.

WHO WILL BEAR THE EXPENSE OF SOLICITING PROXIES?

     Protalex will bear the cost of soliciting proxies in the form enclosed. In addition to the solicitation by mail, proxies may be solicited personally or by telephone, facsimile or electronic transmission by our employees. Our employees will not receive any additional compensation for participating in proxy solicitation. We may reimburse brokers holding Common Stock in their names or in the names of their nominees for their expenses in sending proxy materials to the beneficial owners of such Common Stock.

IS THERE ANY INFORMATION THAT I SHOULD KNOW ABOUT FUTURE ANNUAL MEETINGS?

     Stockholder Proposals

     Any stockholder who intends to present a proposal at the 2006 Annual Meeting of Stockholders (the "2006 Annual Meeting") must deliver the proposal to our Corporate Secretary at 145 Union Square Drive, New Hope, PA 18938, not later than June 3, 2006, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14A-8 under the Securities Exchange Act of 1934. If a stockholder proposal is received after June 3, 2006, we may vote in our discretion as to that proposal all of the shares for which we have received proxies for the 2006 Annual Meeting.

                                       I.

                                    PROPOSALS
                                    ---------

                                   PROPOSAL 1.

       AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE
                           THE AUTHORIZED COMMON STOCK

     The Board of Directors has adopted a resolution proposing and declaring the advisability of amending the Company's Certificate of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue from 40,000,000 shares to 100,000,000 shares. The Board of Directors directed that this proposed amendment be considered at the Annual Meeting of Stockholders on October 25, 2005. The Board believes this capital structure more appropriately reflects the present and future needs of the Company. The authorization of an additional 60,000,000 shares of Common Stock would give the Board of Directors the express authority, without further action of the Stockholders, to issue such shares of Common Stock from time to time as the Board deems necessary. A copy of the text of this proposed amendment to the Certificate of Incorporation of the Company is set forth in full as APPENDIX A attached to this Proxy Statement and is hereby incorporated herein by this reference; provided, however, that the text of the amendment is subject to change as may be required by the Delaware Secretary of State.

PURPOSES AND EFFECTS OF THE AMENDMENT TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

NEED FOR ADDITIONAL FINANCING AND FLEXIBILITY

     The proposed increase in the authorized number of shares of Common Stock will allow the Company to reserve an additional number of shares sufficient to provide flexibility for the future. In particular, the Company may require additional funding in 2006 and beyond for its operations and will therefore need the increased number of authorized shares to raise additional equity. In addition, the additional authorized shares may be used in the future for any other proper corporate purpose approved by the Board, including corporate mergers or acquisitions, an increase in the number of shares reserved under the Company's stock option plans, stock dividends or splits, or other corporate purposes. At present, the Company has no plans, agreements or understandings for the issuance of additional shares of capital stock other than pursuant to the 2003 Stock Option Plan, upon exercise of outstanding options and warrants or options granted hereafter under the 2003 Stock Option Plan. No further action or authorization by the Stockholders would be necessary prior to the issuance of additional shares unless applicable laws or regulations require such approval.

     The Board of Directors believes the increase in the authorized shares is necessary to provide the Company with the flexibility to act in the future with respect to financings, acquisitions and other corporate purposes without the delay and expense associated with obtaining special stockholder approval each time an opportunity requiring the issuance of shares may arise.

EFFECTS OF THE AMENDMENT

     Each additional share of Common Stock authorized by the amendment to the Certificate of Incorporation would have the same rights and privileges as each share of Common Stock currently authorized or outstanding.

     An issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares would dilute the earnings per share and could dilute the book value per share of all outstanding shares of the Company's capital stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected.

VOTE REQUIRED

     The approval of the amendment of the Certificate of Incorporation increasing the authorized number of shares of Common Stock requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
                      PROPOSED AMENDMENT OF THE COMPANY'S
         CERTIFICATE OF INCORPORATION INCREASING THE AUTHORIZED NUMBER
                           OF SHARES OF COMMON STOCK

                                  PROPOSAL 2.

         APPROVAL OF AMENDMENTS TO THE COMPANY'S 2003 STOCK OPTION PLAN

Subject to ratification by the stockholders, the Board of Directors has adopted and approved certain amendments (the "Amendments") to, and a restatement of, the Protalex, Inc. 2003 Stock Option Plan (the "2003 Plan"). The following summary of the 2003 Plan below includes the Amendments and is qualified in its entirety by reference to the complete text.

In general, the Amendments were adopted to

     - Increase the number of shares of Common Stock available for issuance from 1,500,000 shares to 4,500,000 shares;
     - Increase the individual per-employee limit from 200,000 shares per calendar year to 500,000 shares per calendar year;
     - Provide that all nonstatutory stock options will be granted at no less than 100% of the fair market value of the underlying shares on the date of grant;
     - Prohibit the reduction in price of any stock options granted under the Plan;
     - Clarify the maximum number of shares of Common Stock that may be granted as incentive stock options;
     -    Clarify certain adjustment provisions within the Plan;
     - Eliminate the prohibition on acceleration of vesting of stock options, in the event such acceleration would cause an excess parachute payment.

A copy of the proposed amended and restated Protalex, Inc. 2003 Stock Option Plan is attached to this Proxy Statement as Appendix B.

DESCRIPTION OF THE AMENDED AND RESTATED 2003 PLAN

     General

     The purpose of the 2003 Plan is to increase stockholder value and to advance the interests of the Company by furnishing economic incentives designed to attract, retain and motivate employees of the Company. The 2003 Plan is administered by a committee (the "Committee") of the Company's Board of Directors. The Committee may grant options under the 2003 Plan to employees (including employees who are officers and directors of the Company) and directors of the Company as well as consultants, advisors and other independent contractors who provide services to the Company.

     The maximum number of shares of Common Stock which may be issued under the 2003 Plan is 4,500,000 shares subject to adjustment in the event of a merger, recapitalization or other corporate restructuring. This number represents approximately 23.2% of the outstanding shares of the Company's Common Stock on the Record Date. The maximum number of shares subject to stock options which may be granted to an employee during any calendar year is 500,000. As of August 23, 2005, 1,166,429 shares have been issued under or are covered by outstanding stock options granted pursuant to the 2003 Plan, prior to its amendment.

     The number of shares available under the Plan, the maximum number that may be granted to any employee during a calendar year, and the number of shares covered by outstanding awards are subject to adjustment in the event of stock splits, dividends and similar events. In addition, the plan contains adjustment provisions in the event of various corporate transactions.

     Description of Stock Options

     The Committee may grant incentive and nonstatutory stock options to eligible plan participants to purchase shares of Common Stock from the Company. The 2003 Plan confers on the Committee discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, whether the option is an incentive stock option or a nonstatutory stock option, the term of each option, the manner of exercise and the time or times during its term when the option becomes exercisable. However, the purchase price of an option may not be less than 100% of the fair market value of the Common Stock covered by the option on the date of grant, or 110% of the fair market value of the Common Stock in the case of an incentive stock option granted to a holder of more than 10% of the Company's Common Stock.

     In general, the stock options granted under the plan terminate in the event of a "Capital Transaction", as defined in the plan, unless the stock options are assumed by the successor corporation. However, prior to the Capital Transaction, the stock options vest and become exercisable for a limited period of time, which provision may have an anti-takeover effect.

     Transferability of Options

     Options granted under the 2003 Plan are non-transferable during the recipient's lifetime, and may be transferred only in the event of the holder's death, by will or the laws of descent and distribution.

     Amendment of the 2003 Plan

     The Board of Directors may amend, suspend or discontinue the 2003 Plan at any time. Certain amendments require stockholder approval, including amendments which would materially increase benefits accruing to participants, increase the number of securities issuable under the 2003 Plan, or change the requirements for eligibility under the 2003 Plan. The Amendments require stockholder approval.

TERMINATION OF PLAN AND DILUTION

     The 2003 Plan will terminate on October 28, 2013, unless sooner terminated by the Board. No options may be granted after termination of the 2003 Plan, although Options outstanding at the time of termination will continue to be exercisable in accordance with their terms. The issuance of shares of Common Stock upon the exercise of options granted under the 2003 Plan will dilute the voting power of the current stockholders. The extent of dilution will depend on the number of options exercised and the difference between the option exercise price and the market price for the Common Stock at the time of exercise.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion sets forth certain United States federal income tax considerations in connection with the 2003 Plan. These tax considerations are stated in general terms and are based on the Internal Revenue Code of 1986 in its current form and current judicial and administrative interpretations thereof. This discussion does not address state or local tax considerations with respect to the 2003 Plan. Moreover, the tax considerations relevant to the 2003 Plan may vary depending on a holder's participant status.

     Nonstatutory Stock Options. When a nonstatutory stock option is granted, a participant should not recognize taxable income. When a nonstatutory stock option granted pursuant to the 2003 Plan is exercised, the plan participant will recognize ordinary income measured by the difference between the aggregate purchase price of the shares of Common Stock as to which the option is exercised and the aggregate fair market value of shares of the Common Stock on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the plan participant is required to treat as ordinary income.

     If the exercise price of a nonstatutory stock option is paid by surrender of previously-owned shares, no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the exercise price. The fair market value of the remainder of the shares received upon exercise of the nonstatutory stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise will be treated as compensation income received by the optionee on the date of exercise of the stock option.

     Incentive Stock Options. Options that qualify as incentive stock options are entitled to special tax treatment. When an incentive stock option is granted, a participant should not recognize taxable income. Under existing federal income tax law, if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within either two years from the date of granting of the option or one year after the transfer of the shares to the optionee, whichever is longer, (that is, the optionee does not make a "Disqualifying Disposition") then (i) no income will be recognized by the optionee upon the exercise of the option; (ii) any gain or loss will be recognized by the optionee only upon sale of the shares and, assuming the shares constitute a capital asset of the optionee, will be treated as long-term capital gain or loss; (iii) the optionee's basis in the shares purchased will be equal to the amount of cash paid for such shares; and (iv) the Company will not be entitled to a federal income tax deduction in connection with the grant or exercise of the option. However, the positive difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the alternative minimum tax. In addition, incentive stock options exercised more than three months after retirement are treated as nonstatutory stock options, with the tax consequences described above.

     If the optionee disposes of the shares acquired by exercise of an incentive stock option before the expiration of the holding period described above, (that is, the optionee makes a Disqualifying Disposition of the shares) the optionee must recognize as ordinary income in the year of that disposition an amount equal to the excess of the fair market value of the shares on the date of exercise (or, if less, the selling price of the shares) and the optionee's basis in the shares. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term depending on whether the shares were held for more than one year. In addition, the Company will be entitled to a deduction equal to the amount the employee is required to recognize as ordinary income.

     Under proposed regulations, special rules apply in determining the compensation income recognized upon a disqualifying disposition if the option price of the incentive stock option is paid with shares of common stock. If shares of common stock received upon the prior exercise of an incentive stock option are transferred in payment of the option price of an incentive stock option within either of the two or one-year periods referred to above, the transfer will be considered a "disqualifying disposition" of the shares transferred, but, under proposed regulations, only compensation income determined as stated above, and no capital gain or loss, will be recognized.

NEW PLAN BENEFITS

     Awards have been granted under the 2003 Plan. No decisions have been made as of the date of this Proxy Statement with regard to additional issuances under the 2003 Plan, as amended pursuant to Proposal 2, with the exception of scheduled grants to certain members of the Company's Board of Directors. The table below sets forth the number of shares of the Company's common stock underlying the grants of options that the Company can determine will be received during the first twelve months following amendment of the 2003 Plan by members of the Company's Board of Directors. No determination has been made with respect to grants to other employees as a group. The options, if issued, will be granted at the fair market value as of the date of grant.

                                                                                              DOLLAR             OPTIONS
                                     NAME AND POSITION                                       VALUE ($)           GRANTED
Steven H. Kane, President and Chief Executive Officer                                               0             25,000
Victor S. Sloan, MD, Senior Vice President and Chief Medical Officer                                0                  0
Hector Alila, D.V.M., Ph.D., Senior Vice President of Drug Development                              0                  0
Marc L. Rose, Vice President of Finance, Chief Financial Officer, Treasurer and Secretary           0                  0
All Executive Officers, as a group                                                                  0             25,000
All Directors who are not Executive Officers, as a group (5 persons)                                0            125,000
All Employees, including all officers who are not Executive Officers, as a group                    0                  0

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL
                  OF THE AMENDMENT OF 2003 STOCK OPTION PLAN.

                                  PROPOSAL 3.

                             ELECTION OF DIRECTORS

     The Company's Board consists of seven directors, all of whom are up for reelection at our 2005 Annual Meeting. Directors will be elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting.

     Unless authorization to do so is withheld, proxies received will be voted FOR the nominees named on the next page. If any nominee should become unavailable for election before the Annual Meeting, the proxies will be voted for the election of such substitute nominee as the present Board may propose. Each person nominated for election has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve.

INFORMATION WITH RESPECT TO NOMINEES AND CONTINUING DIRECTORS

The following table sets forth information as to persons who serve as our
Directors:


     NAME                  AGE     POSITION AND OFFICES HELD WITH THE COMPANY
G. Kirk Raab+#             70      Chairman of the Board, Director and Director Nominee
Steven H. Kane+            53      President, Chief Executive Officer, Director and Director Nominee
Carleton A. Holstrom*#     70      Director and Director Nominee
Eugene A. Bauer, MD        63      Director and Director Nominee
Thomas P. Stagnaro*        63      Director and Director Nominee
Dinesh Patel, Ph.D.*       55      Director and Director Nominee
Frank M. Dougherty+#       57      Director and Director Nominee

*  Member of the Audit Committee

#  Member of Compensation Committee

+  Member of the Nominating and Corporate Governance Committee

Set forth below is biographical information for each person nominated to serve as a Director.

NOMINEES FOR ELECTION AT THIS ANNUAL MEETING

     G. Kirk Raab has served on the Company's Board of Directors since August 22, 2003. He is also the Chairman of the Board. Mr. Raab currently sits on the Boards and serves as Chairman of Connetics Corporation, Applied Imaging Inc. and BiPar Sciences, Inc. Connetics and Applied Imaging are publicly traded companies. He also serves on the board of directors of Velos Medical Informatics, Inc., TransOral Pharmaceuticals, Inc. and The National Foundation for Science and Technology Medals. From February 1990 to July 1995, Mr. Raab served as the President and Chief Executive Officer of Genentech. He originally joined Genentech in February 1985, as President and Chief Operating Officer. Prior to joining Genentech, Mr. Raab worked for Abbott Laboratories for 10 years, most recently as President, Chief Operating Officer and a director. Mr. Raab served as the first Chairman of the Biotechnology Industry Organization and the California Health Care Institute. Mr. Raab graduated from Colgate University in 1959, and is a Trustee Emeritus. He is a member of Exeter College and was elected to the Chancellor's Court of Benefactors of Oxford University in September 2002. He is a former trustee of KQED, the San Francisco Ballet, the San Francisco Symphony, UCSF Foundation and Golden Gate Planned Parenthood.

     Steven H. Kane has served on the Company's Board of Directors since December 16, 2002. He is currently the President and Chief Executive Officer of the Company. He has over 25 years experience in the health care industry. Most recently, he was Vice President of North American Sales & Field Operations for Aspect Medical. While at Aspect, he helped guide the company to a successful initial public offering in January 2000. Prior to Aspect, Mr. Kane was Eastern Area Vice President for Pyxis Corporation, where he was instrumental in positioning the company for its successful initial public offering in 1992. Pyxis later was acquired by Cardinal Health for $1 billion. Prior to that Mr. Kane worked in sales management with Eli-Lilly and Becton Dickinson.

     Carleton A. Holstrom has served on the Company's Board of Directors since October 26, 2004. From 1977 through 1987, Mr. Holstrom was the Chief Financial Officer of Bear, Stearns & Co. and its successor, The Bear Stearns Companies, Inc., and from 1987 to the present, he has been a Managing Director Emeritus. From 1996 to 1997, Mr. Holstrom was the Chief Financial Officer of Scientific Learning Corporation. From 1983 to the present, Mr. Holstrom has served on the Board of Directors of Custodial Trust Company of Princeton, New Jersey, and, from 1995 to the present has been a director of Scientific Learning Corporation of Oakland, California. From 1989 through 1995, Mr. Holstrom served on the Board of Governors of Rutgers University and was the Chair of the Board of Governors from 1994 through 1995. From 1983 through 1995, Mr. Holstrom served on the Board of Trustees of Rutgers University and was the Chair of that Board from 1998 through 1999. From 1995 through the present date, he has been an Emeritus Member of the Rutgers University Board of Trustees. From 1977 through 2000, Mr. Holstrom served on the Rutgers University Foundation Board of Overseers. He was the Chair of the Board of Overseers from 1979 through 1981. From 2000 to the present, he has served on the Rutgers University Foundation Board of Overseers in an emeritus capacity. From 1994 until 2005, Mr. Holstrom served on the University of Wisconsin at Madison College of Letters and Sciences Board of Overseers. From 1989 through the present, he served on the University of Wisconsin Foundation Board of Directors and was the Vice Chair of that Foundation from 2000 through 2003.

     Eugene A. Bauer, MD, has served on the Company's Board of Directors since February 15, 2005. Dr, Bauer is Chief Executive Officer of Neosil Incorporated, a privately held biotechnology company. From 2002 to 2004 Dr. Bauer was a Senior Client Partner with Korn/ Ferry International. Dr. Bauer served as Vice President for the Stanford University Medical Center from 1997 to 2001, and as Dean of the Stanford University School of Medicine from 1995 through 2001.
Dr. Bauer was a founder of Connetics. Since 1988 he has been Professor, Department of Dermatology, Stanford University School of Medicine, and was Chief of the Dermatology Service at Stanford University Hospital from 1988 to 1995. From 1982 to 1988, he was a professor at Washington University School of Medicine. Dr. Bauer has served as Chairman of two National Institutes of Health study sections of the National Institute of Arthritis and Musculoskeletal and Skin Diseases and has served on a board of scientific counselors for the National Cancer Institute. Dr.Bauer also serves as a director of three private companies and one non-profit Dermatological Organization. Dr. Bauer holds B.S. and M.D. degrees from Northwestern University.

     Thomas P. Stagnaro has served on the Company's Board of Directors since July 8, 2002. He is President and Chief Executive Officer of Americas Biotech Distributor (ABD), which he founded in June 2004. Previously, Mr. Stagnaro was President and Chief Executive Officer of Agile Therapeutics, a private company focused on developing women's healthcare products from September 2000 to August 2004. Mr. Stagnaro also serves as a director on the board of INKINE Pharmaceutical and Life Science Research Organization. Mr. Stagnaro formerly was President and Chief Executive Officer of 3-Dimensional Pharmaceuticals and Univax Biologics. Mr. Stagnaro began his career with Searle Laboratories and held increasingly important positions during his 30 years in the pharmaceutical industry. Mr. Stagnaro has raised over $200 million for three development stage companies and took Univax Biologics public in 1972. Mr. Stagnaro holds three patents and has published numerous articles.

     Dinesh Patel has served on the Company's Board of Directors since September 18, 2003. Dr. Patel is a Managing Director and Founding Partner of vSpring Capital, an early stage venture capital fund with $125 million under management. Dr. Patel is also the Founder, Chairman, President & CEO of Ashni Naturaceuticals, Inc. a company that specializes in the research, development and marketing of clinically tested and patent-protected naturaceutical products. In 1999, Dr. Patel co-founded and was the Chairman of Salus Therapeutics, Inc., a biotechnology company focused on the research and development of nucleic acid-based therapeutics, including antisense and gene therapy drugs. In August 2003 publicly traded Genta, Inc acquired Salus for $30 million. From 1985 through 1999, Dr. Patel served as Co-founder, Chairman of the Board of Directors, President & CEO, of Thera Tech, Inc., a Salt Lake City, Utah based company, that has been a pioneer in the development and manufacture of innovative drug delivery products. Under Dr. Patel's guidance, TheraTech established strategic alliances with major pharmaceutical companies including Eli Lilly, Pfizer, Proctor & Gamble, Roche, and SmithKline Beecham. TheraTech went public in 1992 and became profitable in 1997. In January 1999, TheraTech was acquired for approximately $350 million by Watson Pharmaceuticals, a California based company. Dr. Patel has been the recipient of numerous awards, including US Small Business Administration's Business Achiever Award, and Scientific and Technology Award (State of Utah) and Entrepreneur of the Year Award (Mountain West venture Group). Dr. Patel got his undergraduate degree from India and his doctorate degree from University of Michigan. Dr. Patel is active in the Indian and local community serving on several boards and as an active donor for various charitable causes.

     Frank M. Dougherty has served on the Company's Board of Directors since October 16, 2001, and served as the Company's Corporate Secretary from June 21, 2002 to December 16, 2002. From January 22, 2004 to April 13, 2005, Mr. Dougherty served as the Corporate Secretary and Treasurer of the Company. Mr. Dougherty is a practicing attorney and founder and owner of Frank M. Dougherty P.C., a law firm in Albuquerque, New Mexico. Mr. Dougherty has practiced law since 1982, and founded his current law firm in November 2001. Prior to becoming a lawyer, Mr. Dougherty practiced as a CPA in Santa Fe, New Mexico. Mr. Dougherty has an undergraduate degree in economics from the University of Colorado, a graduate degree in accounting from the University of

Arizona and a law degree from Texas Tech University.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION
    OF MESSRS. RAAB, KANE, HOLSTROM, DR. BAUER, MR. STAGNARO, DR. PATEL, AND
                    MR. DOUGHERTY, AS DIRECTORS OF PROTALEX.

                                  PROPOSAL 4.

                     RATIFICATION OF SELECTION OF AUDITORS

     The Board is seeking stockholder ratification of its selection of Grant Thornton LLP to serve as Protalex's independent auditors for the fiscal year ending May 31, 2006. Grant Thornton LLP served as our independent auditors for the fiscal year ended May 31, 2003, May 31, 2004 and May 31, 2005.

     The auditor's reports on our consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Their audit opinion on their 2004 and 2005 statements, dated July 23, 2004 and July 29, 2005, respectively, included a paragraph regarding the Company's ability to continue as a going concern.

     During our two most recent fiscal years and through today, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that, if not resolved to Grant Thornton's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years.

     Grant Thornton LLP will be retained as our auditors for the fiscal year ending May 31, 2006, if this proposal is approved by the holders of a majority of the voting power of the shares represented and voting at the Annual Meeting. If this proposal is not approved by the holders of a majority of the voting power of the shares represented and voting at the Annual Meeting, the Board will reconsider its selection of Grant Thornton LLP as its independent auditors for the fiscal year ending May 31, 2006.

     During our two most recent fiscal years, and through September 30, 2005, neither we nor anyone acting on our behalf consulted with Grant Thornton LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on our financial statements, nor did we (or anyone acting on our behalf) consult with Grant Thornton LLP regarding any other matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions).

AUDIT FEES

     The aggregate fees paid to Grant Thornton LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended May 31, 2004 and review of the financial statements included in the Company's Form 10-Qs for the fiscal year ended May 31, 2004 totaled $35,000. The aggregate fees paid to Grant Thornton LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended May 31, 2005 and review of the financial statements included in the Company's Form 10-Qs for the fiscal year ended May 31, 2005 totaled $35,000.

AUDIT-RELATED FEES

     The Company paid no fees to Grant Thornton LLP for assurance and related services related to the performance of their audit or review of the Company's financial statements for the last two fiscal years that are included under the previous heading "Audit Fees."

TAX FEES

     The Company paid no fees to Grant Thornton LLP for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended May 31, 2004 and May 31, 2005.

ALL OTHER FEES

         Except as described above, no other fees were paid to Grant Thornton LLP for any other services during the last two fiscal years.

     We expect representatives of Grant Thornton LLP will attend the Annual Meeting, and they will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF GRANT THORNTON LLP AS AUDITORS OF PROTALEX FOR FISCAL YEAR
                              ENDED MAY 31, 2006.

                                      II.

                    CORPORATE GOVERNANCE AND RELATED MATTERS
                    ----------------------------------------

               BOARD OF DIRECTORS' MEETINGS, COMMITTEES AND FEES

     Our Board held a total of five meetings during the fiscal year ended May 31, 2005. All of our Directors attended more than 75% of the meetings of the Board and meetings of committees of the Board on which they served. Among the standing committees of the Board are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Under the Company's Corporate Governance Guidelines, each director is expected to regularly attend meetings of the Board and the Committees on which such director sits, with the understanding that on occasion a director may be unable to attend a meeting. Under a policy adopted by the Corporate Governance and Nominating Committee in 2003, all directors are expected to make every reasonable effort to attend the Annual Meeting of Stockholders.

AUDIT COMMITTEE

     The functions of the Audit Committee are described in detail below under the heading "Report of the Audit Committee." The charter of the Audit Committee is attached to this proxy statement as Appendix C and also is available on the Investor Information section of the Company's website (www.protalex.com). The Audit Committee met four times during fiscal 2005.

     The members of the Audit Committee are Messrs. Holstrom, Stagnaro and Dr. Patel. As of May 31, 2005, the chair of the Audit Committee was Mr. Holstrom. Mr. Holstrom is qualified as an audit committee financial expert within the meaning of Securities and Exchange Commission ("SEC") regulations. In addition, the Board has determined, in accordance with the listing standards of the NASDAQ National Market,that Mr. Holstrom meets the standards of financial sophistication set forth therein and that each other member of the audit committee is able to read and understand fundamental financial statements.

     The Audit Committee meets with our management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting. The Audit Committee also meets with the independent auditors and with our own appropriate financial personnel and internal auditors regarding these matters. The independent auditors meet privately with the Audit Committee and have unrestricted access to this committee. The Audit Committee recommends to our Board the appointment of the independent auditors. The Audit Committee is also responsible for the preapproval of any non-audit services provided to the Company by the independent auditors, as described in more detail in the Audit Committee Charter. The Audit Committee held four meetings during the fiscal year ended May 31, 2005. See "Audit Committee Information--Report of Audit Committee" on pages 13-14 for more information.

     All of the members of the Audit Committee are independent within the meaning of SEC regulations, Rule 4200(a)(15) of the listing standards of the NASDAQ National Market and the Company's Corporate Governance Guidelines.

COMPENSATION COMMITTEE

     The Compensation Committee annually reviews the performance and total compensation package for the Company's executive officers, including the Chief Executive Officer; considers the modification of existing compensation and employee benefit programs, and the adoption of new plans; administers the terms and provisions of the Company's equity compensation plans; and reviews the compensation and benefits of non-employee directors. The charter of the Compensation Committee is attached to the proxy statement as Appendix D and is available on the Investor Information section of the Company's website (www.protalex.com). The Compensation Committee met four times during fiscal 2005. All of the members of the Compensation Committee are independent within the meaning of SEC regulations, the listing standards of the NASDAQ National Market and the Company's Corporate Governance Guidelines.

     The members of the Compensation Committee are Messrs. Raab, Holstrom, and Dougherty. As of May 31, 2005, the chair of the Compensation Committee was Mr. Raab. The functions of this committee include administering management incentive compensation plans, establishing the compensation of officers and reviewing the compensation of Directors. The Compensation Committee held four meetings during the fiscal year ended May 31, 2005.

     None of our executive officers serves as a member of the Board of Directors or compensation committee of an entity that has an executive officer serving as a member of our Board or our Compensation Committee.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     The Corporate Governance and Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Company's Corporate Governance Guidelines. In addition, the Committee develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The Committee also prepares and supervises the Board's annual review of director independence and the Board's performance evaluation. The charter of the Corporate Governance and Nominating Committee is attached as Appendix E of the proxy statement and is available on the Investor Information section of the Company's website (www.protalex.com). The Committee met four times during fiscal 2005.

     The members of the Nominating and Corporate Governance Committee are Messrs. Raab, Kane and Dougherty. All of the members of the Committee, except Mr. Kane, are independent within the meaning of SEC regulations, the listing standards of the NASDAQ National Market and the Company's Corporate Governance Guidelines. Mr. Kane is not considered independent because he is the Company's President and Chief Executive Officer. As of May 31, 2005, the chair of the Nominating and Corporate Governance Committee was Mr. Dougherty. The functions of this committee include recommending to our full Board nominees for election as Directors. Prior to the establishment of the Nominating and Corporate Governance Committee, its functions were performed by the entire Board. . The Nominating and Corporate Governance Committee held four meetings during the fiscal year ended May 31, 2005.

     Although there is no formal procedure for stockholders to recommend nominees for the Board, the Nominating and Corporate Governance Committee will consider such recommendations if received 120 days in advance of the Annual Meeting of Stockholders. Such recommendations should be addressed to the Nominating and Corporate Governance Committee at our address and provide all information relating to such person that the stockholder desires to nominate that is required to be disclosed in solicitation of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended ("Exchange Act").

DIRECTOR COMPENSATION

     Directors received stock-based compensation for their services as directors during the fiscal year ended May 31, 2005. The Company issued 325,000 stock options to directors during such fiscal year, at exercise prices ranging from $2.30 to $2.80.

     Directors do not receive separate meeting fees, but are reimbursed for out-of-pocket expenses. We do not provide a retirement plan for our non-employee Directors.

     The Company has an agreement with its Chairman to pay $12,500 per month as a director fee. For the fiscal year ended May 31, 2005, the Company incurred $150,000 for this director's fee.

     The Company has an agreement with Carleton A. Holstrom and Dr. Eugene Bauer to pay each of them $1,667 per month on a quarterly basis payable in arrears as a director fee. For the fiscal year ended May 31, 2005, the Company incurred $18,337 for these directors' fees.

                          AUDIT COMMITTEE INFORMATION

REPORT OF AUDIT COMMITTEE

     The Audit Committee of the Company's Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board that is designed to comply with rules adopted by the National Association of Securities Dealers, Inc. A copy of the written charter is included as APPENDIX C to this Proxy Statement. The current members of the Audit Committee are Mr. Holstrom (chair), Dr. Patel and Mr. Stagnaro.

     Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company's independent public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes, including the recommendation to the Board of Directors of the selection of the Company's independent accountants.

     The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is "independent" under applicable rules. The Audit Committee serves a Board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Committee's members in business, financial and accounting matters.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants, including meetings with the independent accountants during which management was not present. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

     Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended May 31, 2005 as filed with the SEC.

                             Respectfully submitted
                             AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                  Carleton A. Holstrom
                                  Dinesh Patel, Ph.D.
                                  Thomas P. Stagnaro

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     For the fiscal year ended May 31, 2005, the Company incurred $12,098 of expenses related to air travel to a partnership principally owned by the Chief Executive Officer of the Company.

     For the fiscal year ended, May 31, 2005, the Company incurred $12,515 of expenses related to legal services to a firm, which employs one of the Company's board members.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires certain of our executive officers, our Directors and persons who own more than 10% of a registered class of Protalex's equity securities to file initial reports of ownership and changes in ownership with the SEC. Such executive officers, directors and stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. The Company is not aware of any failure to timely file any report by any of its executive officers, Directors or 10% stockholders during the fiscal year ended May 31, 2005, with the exception of Mr. Dougherty and Dr. Arthur Bankhurst, a former member of the Board of Director through October 26, 2004, each of whom filed one late statement of change of beneficial ownership, each with respect to one transaction.

                               EXECUTIVE OFFICERS
                               ------------------

     The following individuals are executive officers of the Company who are not also Directors:

     Victor S. Sloan, MD age 46 serves as the Company's Senior Vice President and Chief Medical Officer since August 2005. From 1998 to August 2005, Dr. Sloan was the Senior Director and Disease Area Section Head, Arthritis at Novartis Pharmaceuticals Corporation since 1998.

     Hector Alila, D.V.M., Ph.D., age 53 has served as the Company's Senior Vice President of Drug Development since March 2004. From 1998 to 2003, Dr. Alila was Vice President of Product Development at Cell Pathways (now merged with OSI Pharmaceuticals, Inc.) in Horsham, Pennsylvania from 1998 to 2003. He was responsible for the development of their two key products from preclinical phases to NDA submission. From 1994 to 1998, Dr. Alila was the Director of Preclinical Biology/Pharmacology at Gene-Medicine (now Valentis Inc.), The Woodlands, Texas.

     Marc L. Rose, age 40, has served as the Company's Vice President of Finance, Chief Financial Officer and Treasurer since November 2004 and in April 2005 Mr. Rose was elected Corporate Secretary. From March 2001 to November 2004, Mr. Rose served as Vice President and Chief Financial Officer of the DentalEZ Group, a privately held manufacturer of dental equipment and dental handpieces located in Malvern, PA. From January 1998 to March 2001, Mr. Rose was Practice Manager of Oracle Consulting Services for Oracle Corporation responsible for designing and implementing Oracle financial and project applications. From September 1990 to January 1998, Mr. Rose held several positions with the controllership organization of Waste Management, Inc and from June 1988 to September 1990, was an auditor with Ernst & Young in Philadelphia.


                                      III.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

     Set forth in the following table is the beneficial ownership of Common Stock as of September 16, 2005, for our Directors, the executive officers listed in the Summary Compensation Table, our Directors and executive officers as a group and each person or entity known by us to beneficially own more than five percent of the outstanding shares of our Common Stock.

     Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our Common Stock issuable currently or within 60 days of September 16, 2005, upon exercise of options or warrants held by that person or group are deemed outstanding. These shares, however, are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the stockholders named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Percentage ownership is based on 19,433,221 shares of Common Stock outstanding as of September 16, 2005, together with applicable options and warrants for each stockholder. Unless otherwise indicated, the address of each person listed below is in the care of Protalex, Inc., 145 Union Square Drive, New Hope, PA 18938.


                                                                                     SHARES BENEFICIALLY OWNED
                                         NAME AND TITLE                             NUMBER               PERCENT
G. Kirk Raab, Chairman of the Board and Director                                    417,347(1)                2.1%
Steven H. Kane, President and Director                                              970,095(2)                4.8%
Victor S. Sloan, MD, Senior Vice President and Chief Medical Officer                 40,000                     *
Hector W. Alila, Senior Vice President, Drug Development                            119,792(3)                  *
Marc L. Rose, Vice President and Chief Financial Officer, Treasurer                  35,833(4)                  *
  and Corporate Secretary
Carleton A. Holstrom, Director                                                      100,000(5)                  *
John E. Doherty, Director                                                         3,037,660(6)               13.5%
Frank M. Dougherty, Director                                                        403,192(7)                2.0%
Eugene A. Bauer, M.D., Director                                                     100,000(8)                  *
Thomas Stagnaro, Director                                                           269,500(9)                1.4%
vSpring SBIC, L.P.                                                               12,584,587(10)              53.3%
Attn: Dinesh Patel
2795 E. Cottonwood Pkwy, Suite 360
Salt Lake City, UT 84121

Integral Capital Partners VI, L.P.                                                1,687,500(11)               8.0%
Attn: Pamela K. Hagenah
3000 Sand Hill Road
Building 3, Suite 240
Menlo Park, CA 94025

                                                                                     SHARES BENEFICIALLY OWNED
                                         NAME AND TITLE                             NUMBER               PERCENT
SF Capital Partners Ltd.                                                         1,588,235(12)               7.6%
Attn: Brian H. Davidson
3600 South Lake Drive
St. Francis, WI 53235

All officers and directors as a group (11 persons)                              12,944,379(13)              66.6%


* Indicates less than 1%.

(1) Includes options to purchase 417,347 shares of Protalex common stock exercisable within 60 days of September 16, 2005.
(2) Includes options to purchase 886,674 shares of Protalex common stock and warrants to purchase 7,778 shares of Protalex common stock exercisable within 60 days of September 16, 2005.
(3) Includes options to purchase 69,792 shares of Protalex common stock exercisable within 60 days of September 16, 2005.
(4) Includes options to purchase 20,833 shares of Protalex common stock exercisable within 60 days of September 16, 2005.
(5) Includes options to purchase 100,000 shares of Protalex common stock exercisable within 60 days of September 16, 2005.
(6) Includes options to purchase 85,000 shares of Protalex common stock exercisable within 60 days of September 16, 2005.
(7) Includes options to purchase 65,000 shares of Protalex common stock exercisable within 60 days of September 16, 2005.
(8) Includes options to purchase 100,000 shares of Protalex common stock exercisable within 60 days of September 16, 2005.
(9) Includes options to purchase 269,500 shares of Protalex common stock exercisable within 60 days of September 16, 2005.
(10) Includes warrants to purchase 1,047,255 shares of Protalex common stock exercisable within 60 days of September 16, 2005. vSpring SBIC, L.P. has entered into a Stockholders Agreement dated September 18, 2003 and amended on May 25, 2005 with G. Kirk Raab, Steven H. Kane, John E. Doherty, Frank
     M. Dougherty, Thomas P. Stagnaro, Marc L. Rose, Integral Capital Partners VI, L.P. and SF Capital Partners Ltd., pursuant to which each such party executed proxies appointing vSpring SPEC, L.P. as their proxy to vote all such respective shares (i) to fix and maintain the number of directors at seven (ii) to cause and maintain the election of a candidate designated by vSpring SBIC, L.P. on the Protalex board of directors. The proxy may not be exercised on any other matter, and each party may vote their shares on all other matters.
(11) Includes warrants to purchase 437,500 shares of Protalex common stock exercisable within 60 days of September 16, 2005.
(12) Includes warrants to purchase 411,765 shares of Protalex common stock exercisable within 60 days of September 16, 2005.
(13) Includes options to purchase 2,014,146 shares of Protalex common stock and warrants to purchase 7,778 shares of Protalex common stock exercisable within 60 days of September 16, 2005.

                                      IV.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION
                  --------------------------------------------

COMPENSATION PHILOSOPHY

     Protalex's compensation philosophy is that compensation should be designed to support our primary objective of creating value for our stockholders. The Compensation Committee believes that the following compensation strategies for Protalex's executive officers, including the Chief Executive Officer (the "CEO"), achieve this objective. This compensation philosophy is based on a base salary, with opportunity for bonuses to reward outstanding performance and a stock option program.

COMPENSATION PROGRAMS

     The following are summary descriptions of Protalex's compensation programs for executive officers:

BASE SALARY

     Protalex generally establishes the base salary of each executive officer based, among other factors, on the Board's assessment of that executive officer's responsibilities, experience and performance. In addition, the Board considers compensation levels in similarly sized companies in our industry. Protalex's current philosophy is to pay base salaries sufficient to attract and retain executives with a broad, proven track record of performance.

     The performance and base salary of each executive officer is reviewed annually. An executive officer's level of responsibility is the primary factor used in determining base salary. Individual performance and industry information are also considered in determining any salary adjustment. The Board reviews and approves all executive officer salary adjustments as recommended by the CEO. The Board reviews the performance of the CEO and establishes his base salary.

EQUITY-BASED PROGRAM

     Our equity-based awards consist principally of stock options granted from time to time. These options are granted in order to align management interests with those of stockholders. The grants are based on various factors, including competitive practice each executive officer's ability to contribute to our future success and the other elements of such executive officer's compensation.

                              EMPLOYMENT CONTRACTS

     The Company has an employment agreement, effective as of December 16, 2002, with the Company's current President and Chief Executive Officer, Steven H. Kane, whereby he was paid in stock totaling 8,334 shares per month from January 2003 to June 2003. Thereafter, he was paid $12,500 per month through December of 2003. Currently, he is paid at a rate of $27,083 per month. The agreement calls for, and he was issued, options to purchase 863,242 shares of Protalex common stock. The options vest over four years, at an exercise price of $1.50. Vesting started his first day of employment, December 16, 2002, but the first third of these options were not earned until after one year of employment. The remaining options vest monthly over the remaining three years. The agreement also set out two bonuses that were paid to Mr. Kane, grants an allowance for health care benefits and states that the Company will pay all expenses relating to the performance of Mr. Kane's duties as CEO.

     The Company has an employment agreement with Hector W. Alila, the Company's current Senior Vice President of Drug Development, which was effective as of March 1, 2004. Under the agreement, the Company granted Dr. Alila 50,000 shares of the Company's common stock, made a one time payment of $10,000 and will pay a monthly salary of $14,167. Currently, he is paid at a rate of 16,250 per month. In addition, Dr. Alila was issued options to purchase 150,000 shares of the Company's common stock. These options vest over four years at a rate of 1/48 per month starting on August 1, 2004, retroactive to March 1, 2004 and are otherwise subject to the terms and conditions of the Company's 2003 Stock Option Plan and its related agreements. Dr. Alila is eligible to participate in our annual executive bonus plan, as well as in any life, health, accident, disability, or hospitalization insurance plans, pension plans, or retirement plans as our board of directors makes available to our executives as a group. The agreement also provides for payment to Dr. Alila of up to 12 payments equal to his monthly base salary in the event Dr. Alila is terminated without cause.

     Effective as of November 15, 2004, the Company entered into a letter agreement with Marc L. Rose, which provides for a monthly salary of $13,750 and a grant of options to acquire 100,000 shares of our common stock. These options vest over four years at a rate of 1/48 per month starting on May 15, 2005, retroactive to November 15, 2004, consistent with the provisions of the 2003 plan and have a 10-year term, subject to the terms of the 2003 plan. The letter agreement also provides for an award of 15,000 restricted shares of our common stock. Mr. Rose is eligible to participate in our annual executive bonus plan, as well as in any life, health, accident, disability, or hospitalization insurance plans, pension plans, or retirement plans as our board of directors makes available to our executives as a group. The agreement also provides for payment to Mr. Rose of up to 12 payments equal to his monthly base salary in the event Mr. Rose is terminated without cause.

     Effective, August 23, 2005, the Company and Dr. Sloan entered into a letter agreement, which provides for a monthly salary of $21,667.00 and a grant of options to acquire 250,000 shares of the Company's common stock. These options vest at a rate of 1/48 per month starting on January 23, 2006, retroactive to August 23, 2005, have a 10-year term and are otherwise subject to the terms and conditions of the Company's 2003 Stock Option Plan and its related agreements. The letter agreement also provides for an award of 40,000 restricted shares of the Company's common stock, as well as payment of specified relocation expenses. Dr. Sloan is eligible to participate in the Company's annual executive bonus plan, as well as in any life, health, accident, disability, or hospitalization insurance plans, pension plans, or retirement plans as the Company's Board of Directors makes available to the Company's executives as a group. Either the Company or Dr. Sloan can terminate Dr. Sloan's employment at any time, with or without cause, upon notice. If the Company terminates Dr. Sloan without cause, he is entitled to one lump sum payment equal to his annual base salary at the time of such termination.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation we paid for services rendered in all capacities during the last three fiscal years to our Chief Executive Officer and our other four most highly compensated executive officers who served as such at the end of the fiscal year ended May 31, 2004. In accordance with the rules of the SEC, the compensation described in this table does not include medical, group life insurance or ether benefits which are available generally to our salaried employees.


                                                                            ANNUAL COMPENSATION
                                                                                                 OTHER ANNUAL       RESTRICTED STOCK
      NAME & PRINCIPAL POSITION                    YEAR          SALARY $          BONUS $       COMPENSATION           AWARDS $
Steven H. Kane, President,                         2005          $281,350             $0              $0                   $0
Chief Executive Officer, and Director              2004          $179,165          $176,576           $0               $20,835(2)
                                                   2003(1)          $0                $0              $0               $104,107(2)

Hector W. Alila, DVM, Ph.D, Senior Vice President, 2005          $180,417             $0              $0                   $0
Drug Development                                   2004(3)       $42,500              $0              $0                $107,500
Marc L. Rose. Vice President and Chief Financial   2005          $89,818              $0              $0                 $38,250
Officer, Treasurer and Corporate Secretary         2004(4)          $0                $0              $0                   $0


     (1) Mr. Kane was hired as the Company's President effective as of December 16, 2002. Prior to that date, he was not employed, in any capacity, by the Company.

     (2) Mr. Kane received 41,668 shares of restricted stock through May 31, 2003. The value of this restricted stock received by Mr. Kane is computed using the closing price of Protalex common stock on May 31, 2003, which was $2.25. Mr. Kane received 8,334 shares of restricted stock on June 15, 2003. The value of this stock was also computed using the closing price of Protalex common stock on May 31, 2003.

     (3) Dr. Alila was hired as the Company's Senior Vice President, Drug Development effective as of March 1, 2004. Prior to that date, he was not employed, in any capacity, by the Company.

     (4) Mr. Rose was hired as the Company's Vice President, Chief Financial Officer, Treasurer and Corporate Secretary effective as of November 15, 2004. Prior to that date, he was not employed, in any capacity, by the Company.

              OPTION GRANTS IN THE FISCAL YEAR ENDED MAY 31, 2005

The following table sets forth information concerning the stock options granted to each person named in the above "Summary Compensation Table" during the Company's fiscal year ended May 31, 2005, and the exercise price of all such options:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS


                            NUMBER OF            PERCENT OF TOTAL
                           SECURITIES              OPTIONS/SARS
                           UNDERLYING               GRANTED TO
                          OPTIONS/SARS          EMPLOYEES IN FISCAL           EXERCISE OR BASE         MARKET PRICE ON
                           GRANTED (#)               YEAR (%)                 PRICE ($/SHARE)           DATE OF GRANT

Steven H. Kane               175,000                    23%                        $2.55                    $2.55
Hector W. Alila               50,000                     7%                        $2.55                    $2.55
Marc L. Rose                 100,000                    13%                        $2.55                    $2.55


     Aggregated Option Exercises in the Fiscal Year Ended May 31, 2005 and Year-End Option Values.

     The following table sets forth information concerning the exercise of stock options by each person named in the "Summary Compensation Table" during the Company's fiscal year ended May 31, 2005, and the value of all exercisable and unexercisable options at May 31, 2005:


                                NUMBER OF SECURITIES UNDERLYING         VALUE OF UNEXERCISED IN THE MONEY
                                UNEXERCISED OPTIONS AT YEAR END                OPTIONS AT YEAR END
Name                      Exercisable               Unexercisable       Exercisable              Unexercisable

Steven H. Kane              682,163                  531,079            $284,832                  $196,789
Hector W. Alila              47,915                  152,085               $0                        $0
Marc L. Rose                 12,500                   87,500               $0                        $0

     The values of unexercised in-the-money options at year-end in the table above were determined based on the fair market value as of May 31, 2005 minus the per share exercise price multiplied by the number of shares.

                                 ANNUAL REPORT

     Our latest Annual Report on Form 10-KSB for the fiscal year ended May 31, 2005, as filed with the SEC, excluding exhibits, is being mailed to stockholders with this Proxy Statement. We will furnish any exhibit to our Annual Report on Form 10-KSB free of charge to any stockholder upon written request to the Company at 145 Union Square Drive, New Hope, PA. The Annual Report is not incorporated in, and is not a part of, this Proxy Statement and is not proxy-soliciting material. You are encouraged to review the Annual Report together with subsequent information filed by the Company with the SEC and other publicly available information.

                                 OTHER MATTERS

     The Board does not know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, the proxy holders named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment with respect to such matters.

                           STOCKHOLDER COMMUNICATIONS

     Stockholders may communicate with the Company's Board of Directors by sending their communications to Protalex, Inc. Board of Directors, c/o Corporate Secretary, 145 Union Square Drive, New Hope, PA 18938. The Corporate Governance and Nominating Committee of the Board has approved a process for handling letters received by the Company and addressed to independent members of the Board. Under that process, the Corporate Secretary reviews all such correspondence and regularly forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or its committees, or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company's internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters.


New Hope, Pennsylvania                        By Order of the Board of Directors

September 16, 2005

                                              By: /s/ Steven H. Kane
                                                 -------------------------------
                                                  Steven H. Kane
                                                  President, Chief Executive
                                                  Officer and Director

                                [Form of Proxy]


                                 PROTALEX, INC.

                             145 Union Square Drive

                                  New Hope, PA

                                 (215) 862-9720

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

               FOR USE AT THE 2005 ANNUAL MEETING OF STOCKHOLDERS

                              ON OCTOBER 25, 2005

     The shares of Common Stock you hold will be voted as you specify. By signing this proxy, you revoke all prior proxies and appoint Steven H. Kane and Marc L. Rose, and each of them, with full power of substitution, to vote your shares on the matters shown below and any other matters which may come before the Annual Meeting and all adjournments.

     This Proxy when properly executed will be voted as directed or, if no direction is given, will be voted for Items 1, 2 and 3.

     The Board of Directors recommends a vote for Items 1, 2, 3 and 4.

          (1) Amendment to the Protalex, Inc. Amended Certificate of Incorporation ("Certificate of Incorporation") to Increase the Number of Authorized Shares of the Company's Common Stock.

                        FOR ___            AGAINST ___          ABSTAIN ___

          (2)  Amendment to the Protalex, Inc. 2003 Stock Option Plan


                        FOR ___            AGAINST ___          ABSTAIN ___

          (3) For the election of the following persons as Directors of Protalex to hold office until the 2006 Annual Meeting of Stockholders and until their respective successors are elected and qualified:

                                  G. Kirk Raab

                                 Steven H. Kane

                              Carleton A. Holstrom

                              Eugene A. Bauer, M.D

                               Thomas P. Stagnaro

                                  Dinesh Patel

                               Frank M. Dougherty

                        FOR nominees listed above, except as              WITHHOLD AUTHORITY to vote for all
                          indicated to the contrary below.                        nominees listed above.

                        ___________________________________                _________________________________


  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR A SINGLE NOMINEE, WRITE THAT
                  NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

            _______________________________________________________


          (4) Ratification of Protalex's selection of Grant Thornton LLP as independent auditors for Protalex for fiscal year ending May 31, 2006.


                        FOR ___            AGAINST ___          ABSTAIN ___

          (5) In their discretion upon such other matters as may properly come before the meeting and any adjournments thereof.

                        FOR ___            AGAINST ___          ABSTAIN ___

The shares represented by this proxy will be voted as you have indicated above. If no indication has been made, the shares represented by this proxy will be voted for the above nominees and in favor of such proposals, and as said proxy deems advisable on such other business as may properly come before this meeting.


Dated: __________________________, 2005



___________________________________________
(Signature)



___________________________________________
(Signature of joint owner or additional trustee)


Sign exactly as your name appears on your share certificate. When signing as attorney, executer, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, sign in full corporation name by president or other authorized officer. If a partnership, sign in partnership name by authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.


      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY BY USING
                             THE ENCLOSED ENVELOPE.

                                   APPENDIX A

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 PROTALEX, INC.


     The undersigned, being the President and Secretary, respectively, of PROTALEX, INC., a corporation existing under the laws of the State of Delaware, do hereby certify as follows:

     1. The name of the Corporation is Protalex, Inc. (hereinafter referred to as the "Corporation").

     2. The certificate of incorporation of the Corporation is hereby amended by replacing Article V, in its entirety, with the following:


     "The aggregate number of shares which the Corporation shall have authority to issue is One Hundred Million (100,000,000) shares of common stock, par value $0.0001 per share."

     3. The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and by the vote the Corporation's stockholders holding a majority of the outstanding shares of common stock of the Corporation in accordance with the provisions of Sections 141(f) and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by the undersigned
officers of this Corporation, on this    day of August, 2005.
                                      --

                                       PROTALEX, INC.

                                       By:
                                          --------------------------------------
                                                 Steven H. Kane, President


                                       By:
                                          --------------------------------------
                                                 Marc L. Rose, Secretary

                                   APPENDIX B

                                 PROTALEX, INC.
                             2003 STOCK OPTION PLAN

                    amended and restated as of July 29, 2005



     1. PURPOSE. This Stock Option Plan (the "Plan") is intended to serve as an incentive to, and to encourage stock ownership by, certain eligible participants rendering services to Protalex, Inc., a Delaware corporation (the
"Corporation"), and certain affiliates, as set forth below, so that they may acquire or increase their proprietary interest in the Corporation and to encourage them to remain in the service of the Corporation.

     2. ADMINISTRATION.

         2.1 Committee. The Plan shall be administered by the Board of Directors of the Corporation (the "Board of Directors") or a committee of two or more members appointed by the Board of Directors (the "Committee") who are Non-Employee Directors as defined in Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934 and an outside director as defined in Treasury Regulation Section 1.162-27(e)(3). If the Board of Directors does not appoint a Committee, reference to the Committee herein below shall mean the Board of Directors. If a Committee is appointed, it shall select one of its members as Chairman and shall appoint a Secretary, who need not be a member of the Committee. The Committee shall hold meetings at such times and places as it may determine and minutes of such meetings shall be recorded. Acts by a majority of the Committee in a meeting at which a quorum is present and acts approved in writing by a majority of the members of the Committee shall be valid acts of the Committee.

         2.2 Term. If the Board of Directors selects a Committee, the members of the Committee shall serve on the Committee for the period of time determined by the Board of Directors and shall be subject to removal by the Board of Directors at any time. The Board of Directors may terminate the function of the Committee at any time and resume all powers and authority previously delegated to the Committee.

         2.3 Authority. The Committee shall have sole discretion and authority to grant options under the Plan to eligible participants rendering services to the Corporation or any "parent" or "subsidiary" of the Corporation, as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code") ("Parent or Subsidiary"), at such times, under such terms and in such amounts as it may decide. For purposes of this Plan and any Stock Option Agreement (as defined below), the term "Corporation" shall include any Parent or Subsidiary, if applicable. Subject to the express provisions of the Plan, the Committee shall have complete discretion and authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to the Plan, to determine the details and provisions of any Stock Option Agreement, to accelerate any options granted under the Plan and to make all other determinations necessary or advisable for the administration of the Plan.

         2.4 Type of Option. The Committee shall have full authority and discretion to determine, and shall specify, whether the eligible individual will be granted options intended to qualify as incentive options under Section 422 of the Code ("Incentive Options") or options which are not intended to qualify under Section 422 of the Code ("Non-Qualified Options"); provided, however, that Incentive Options shall only be granted to employees of the Corporation, or a Parent or Subsidiary thereof, and shall be subject to the special limitations set forth herein attributable to Incentive Options.

         2.5 Interpretation. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under the Plan shall be final and binding on all parties having an interest in this Plan or any option granted hereunder. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

     3. ELIGIBILITY.

         3.1 General. All directors, officers, employees of and certain persons rendering services to the Corporation, or any Parent or Subsidiary, relative to the Corporation's, or any Parent's or Subsidiaries', management, operation or development shall be eligible to receive options under the Plan. The selection of recipients of options shall be within the sole and absolute discretion of the Committee. No person shall be granted an option under this Plan unless such person has executed the grant representation letter set forth on Exhibit "A," as such Exhibit may be amended by the Committee from time to time. No person shall be granted an Incentive Option under this Plan unless such person is an employee of the Corporation, or a Parent or Subsidiary, on the date of grant. No employee shall be granted more than 500,000 options in any one calendar year period.

         3.2 Termination of Eligibility.

              3.2.1 If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation or no longer performs services for the Corporation, or its Parent or Subsidiary for any reason (other than for "cause," as hereinafter defined, or such optionee's death), any vested option granted hereunder to such optionee shall expire three months after the date the occurrence giving rise to such termination of eligibility (or 1 year in the event an optionee is "disabled," as defined in Section 22(e)(3) of the Code) or upon the date it expires by its terms, whichever is earlier. Any option that has not vested in the optionee as of the date of such termination shall immediately expire and shall be null and void. The Committee shall, in its sole and absolute discretion, decide, using the provisions set forth in Treasury Regulations
Section 1.421-7(h), whether an authorized leave of absence or absence for military or governmental service, or absence for any other reason, shall constitute termination of eligibility for purposes of this Section.

              3.2.2 If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation, or no longer performs services for the Corporation, or its Parent or Subsidiary and such termination is as a result of "cause," as hereinafter defined, then all options granted hereunder to such optionee shall expire on the date of the occurrence giving rise to such termination of eligibility or upon the date it expires by its terms, whichever is earlier, and such optionee shall have no rights with respect to any unexercised options. For purposes of this Plan, "cause" shall mean an optionee's personal dishonesty, misconduct, breach of fiduciary duty, incompetence, intentional failure to perform stated obligations, willful violation of any law, rule, regulation or final cease and desist order, or any material breach of any provision of this Plan, any Stock Option Agreement or any employment agreement. The Board of Directors shall have complete discretion and authority to determine whether the termination of the optionee is for cause.

         3.3 Death of Optionee and Transfer of Option. In the event an optionee shall die, a vested option may be exercised (subject to the condition that no option shall be exercisable after its expiration and only to the extent that the optionee's right to exercise such option had accrued at the time of the optionee's death) at any time within six months after the optionee's death by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance. Any option that has not vested in the optionee as of the date of death or termination of employment, whichever is earlier, shall immediately expire and shall be null and void; provided however, that the Committee may include in any option agreement a provision that the optionee's shares will fully vest upon death of the optionee. No option shall be transferable by the optionee other than by will or the laws of intestate succession.

         3.4 Limitation on Incentive Options. No person shall be granted any Incentive Option to the extent that the aggregate fair market value of the Stock (as defined below) to which such options are exercisable for the first time by the optionee during any calendar year (under all plans of the Corporation as determined under Section 422(d) of the Code) exceeds $100,000.


     4. IDENTIFICATION OF STOCK. The Stock, as defined herein, subject to the options shall be shares of the Corporation's authorized but unissued or acquired or reacquired common stock (the "Stock"). The aggregate number of shares subject to outstanding options shall not exceed Four Million Five Hundred Thousand (4,500,000) shares of Stock (subject to adjustment as provided in Section 6), all of which may be granted as incentive stock options. If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

     5. TERMS AND CONDITIONS OF OPTIONS. Any option granted pursuant to the Plan shall be evidenced by an agreement ("Stock Option Agreement") in such form as the Committee shall from time to time determine, which agreement shall comply with and be subject to the following terms and conditions:

         5.1 Number of Shares. Each option shall state the number of shares of Stock to which it pertains.

         5.2 Option Exercise Price. Each option shall state the option exercise price, which shall be determined by the Committee; provided, however, that (i) the exercise price of any option shall not be less than the fair market value of the Stock, as determined by the Committee, on the date of grant of such option and (ii) the exercise price of any Incentive Stock Option granted to any person who owns more than 10% of the total combined voting power of all classes of the Corporation's stock, as determined for purposes of Section 422 of the Code, shall not be less than 110% of the fair market value of the Stock, as determined by the Committee, on the date of grant of such option. The purchase price of any option may not be reduced after grant, whether through amendment, cancellation, replacement or otherwise.

         5.3 Term of Option. The term of an option granted hereunder shall be determined by the Committee at the time of grant, but shall not exceed ten years from the date of the grant. The term of any Incentive Option granted to an employee who owns more than 10% of the total combined voting power of all classes of the Corporation's stock, as determined for purposes of Section 422 of the Code, shall in no event exceed five years from the date of grant. All options shall be subject to early termination as set forth in this Plan. In no event shall any option be exercisable after the expiration of its term.

         5.4 Method of Exercise. An option shall be exercised by written notice to the Corporation by the optionee (or successor in the event of death) and execution by the optionee of an exercise representation letter in the form set forth on Exhibit "B," as such Exhibit may be amended by the Committee from time to time. Such written notice shall state the number of shares with respect to which the option is being exercised and designate a time, during normal business hours of the Corporation, for the delivery thereof ("Exercise Date"), which time shall be at least 30 days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the time specified in the written notice, the Corporation shall deliver to the optionee at the principal office of the Corporation, or such other appropriate place as may be determined by the Committee, a certificate or certificates for such shares. Notwithstanding the foregoing, the Corporation may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any securities exchange. In the event an option shall be exercisable by any person other than the optionee, the required notice under this Section shall be accompanied by appropriate proof of the right of such person to exercise the option.

         5.5 Medium and Time of Payment. The option exercise price shall be payable in full on or before the option Exercise Date by certified or bank cashier's check.

         5.6 Fair Market Value. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

              5.6.1 If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate.

              5.6.2 If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) of one share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid and lowest asked prices (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

              5.6.3 If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

         5.7 Rights as a Stockholder. An optionee or successor shall have no rights as a stockholder with respect to any Stock underlying any option until the date of the issuance to such optionee of a certificate for such Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 6.

         5.8 Modification, Extension and Renewal of Options. Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not exercised) and authorize the granting of new options in substitution therefor.

         5.9 Vesting and Restrictions. The Committee shall have complete authority and discretion to set the terms, conditions, restrictions, vesting schedules and other provisions of any option in the applicable Stock Option Agreement and shall have complete authority to require conditions and restrictions on any Stock issued pursuant to this Plan; provided, however, that, except with respect to options granted to officers or directors of the Corporation, options granted pursuant to this Plan shall be exercisable or "vest" at the rate of at least 25% per year over the 4-year period beginning on the date the option is granted. Options granted to officers and directors shall become exercisable or "vest," subject to reasonable conditions, at any time during any period established by the Corporation.

         5.10 Other Provisions. The Stock Option Agreements shall contain such other provisions, including without limitation, restrictions or conditions upon the exercise of options, as the Committee shall deem advisable.


     6. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

         6.1 Subdivision or Consolidation. Subject to any required action by stockholders of the Corporation, the number of shares of Stock covered by each outstanding option, and the exercise price thereof, the number of shares of Common Stock which may be issued under the Plan but are not then subject to outstanding stock options, and the maximum number of shares as to which stock options may be granted and as to which shares may be awarded during any calendar year under Section 3.1 shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Corporation resulting from a subdivision or consolidation of shares, including, but not limited to, a stock split, reverse stock split, recapitalization, continuation or reclassification, or the payment of a stock dividend (but only on the Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation.

         If the outstanding shares of Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, or cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Stock subject to any then outstanding option, and for each share of Stock which may be issued under the Plan but which is not then subject to any outstanding option, the number and kind of shares of stock or other securities (and in the case of outstanding options, the cash or other property) into which each outstanding share of the Stock shall be so changed or for which each such share shall be exchangeable.

         In case of any adjustment or substitution as provided for in this
Section 6.1, the aggregate option price for all shares subject to each then outstanding option, prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction), cash or other property to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option or exercise price per share or other unit shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

         If the outstanding shares of the Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to stockholders of the Stock, the Committee shall make any adjustments to any then outstanding stock option, which it determines are equitably required to prevent dilution or enlargement of the rights of optionees which would otherwise result from any such transaction.

         No adjustment or substitution provided for in this Section 6.1 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

         If any such adjustment or substitution provided for in this Section 6.1 requires the approval of stockholders in order to enable the Corporation to grant Incentive Stock Options, then no such adjustment or substitution shall be made without the required stockholder approval. Notwithstanding the foregoing, in the case of Incentive Stock Options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an Incentive Stock Option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such Incentive Stock Option.

         6.2 Capital Transactions. Upon a sale or exchange of all or substantially all of the assets of the Corporation, a merger or consolidation in which the Corporation is not the surviving corporation, a merger, reorganization or consolidation in which the Corporation is the surviving corporation and stockholders of the Corporation exchange their stock for securities or property, a liquidation of the Corporation or similar transaction, as determined by the Committee ("Capital Transaction"), this Plan and each option issued under this Plan, whether vested or unvested, shall terminate, unless such options are assumed by a successor corporation in a merger or consolidation, immediately prior to such Capital Transaction; provided, however, that if the outstanding options will not be assumed by a successor corporation in a merger or consolidation, subject to terms approved by the Committee, all optionees will have the right, during the 15 days prior to such Capital Transaction, to exercise all options. For purposes of this right of exercise prior to a Capital Transaction in which the options will not be assumed, all options granted to the optionees will be considered fully vested. The Corporation shall, subject to any nondisclosure provisions, attempt to provide optionees at least 15 days notice of the option termination date. The Committee may (but shall not be obligated to) (i) accelerate the vesting of any option or (ii) apply the foregoing provisions, including but not limited to termination of this Plan and any options granted pursuant to the Plan, in the event there is a sale of 51% or more of the stock of the Corporation in any two year period or a transaction similar to a Capital Transaction.

         6.3 Adjustments. To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

         6.4 Ability to Adjust. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

         6.5 Notice of Adjustment. Whenever the Corporation shall take any action resulting in any adjustment provided for in this Section, the Corporation shall forthwith deliver notice of such action to each optionee, which notice shall set forth the number of shares subject to the option and the exercise price thereof resulting from such adjustment.

         6.6 Limitation on Adjustments. Any adjustment, assumption or substitution of an Incentive Option shall comply with Section 424 of the Code, if applicable.

     7. NONASSIGNABILITY. Options granted under this Plan may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession, and may be exercised during the lifetime of an optionee only by such optionee. Any transfer in violation of this Section shall void such option and any Stock Option Agreement entered into by the optionee and the Corporation regarding such transferred option shall be void and have no further force or effect. No option shall be pledged or hypothecated in any way, nor shall any option be subject to execution, attachment or similar process.

     8. NO RIGHT OF EMPLOYMENT. Neither the grant nor exercise of any option nor anything in this Plan shall impose upon the Corporation or any other corporation any obligation to employ or continue to employ any optionee. The right of the Corporation and any other corporation to terminate any employee shall not be diminished or affected because an option has been granted to such employee.

     9. TERM OF PLAN. This Plan is effective on the date the Plan is adopted by the Board of Directors and options may be granted pursuant to the Plan from time to time within a period of ten (10) years from such date, or the date of any required stockholder approval required under the Plan, if earlier. Termination of the Plan shall not affect any option theretofore granted.

     10. AMENDMENT OF THE PLAN. The Board of Directors of the Corporation may, subject to any required stockholder approval, suspend, discontinue or terminate the Plan, or revise or amend it in any respect whatsoever with respect to any shares of Stock at that time not subject to options.

     11. APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Stock pursuant to options may be used for general corporate purposes.

     12. RESERVATION OF SHARES. The Corporation, during the term of this Plan, shall at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

     13. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall not impose any obligation upon the optionee to exercise such option.

     14. APPROVAL OF BOARD OF DIRECTORS AND STOCKHOLDERS. The Plan, as amended, shall not take effect until approved by the Board of Directors of the Corporation. This amended and restated Plan shall be approved by a vote of the stockholders within 12 months from the date of approval by the Board of Directors. In the event such stockholder vote is not obtained, all options granted pursuant to the terms of the amended and restated Plan, whether vested or unvested, shall be null and void.

     15. WITHHOLDING TAXES. Notwithstanding anything else to the contrary in this Plan or any Stock Option Agreement, the exercise of any option shall be conditioned upon payment by such optionee in cash, or other provisions satisfactory to the Committee, of all local, state, federal or other withholding taxes applicable, in the Committee's judgment, to the exercise or to later disposition of shares acquired upon exercise of an option (including any repurchase of an option or the Stock).

     16. SECURITIES LAWS COMPLIANCE. Notwithstanding anything contained herein, the Corporation shall not be obligated to grant any option under this Plan or to sell, issue or effect any transfer of any Stock unless (i) such grant, sale, issuance or transfer is at such time effectively registered or exempt from registration under the Securities Act of 1933, as amended (the "Act"), (ii) the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Stock may then be listed and (iii) the grant, sale and/or issuance complies with all other applicable laws, regulations, rules and orders which may then be in effect. As a condition to exercise of any option, each optionee shall make such representations as may be deemed appropriate by counsel to the Corporation for the Corporation to use any available exemption from registration under the Act or qualification under any applicable state securities law.

     17. RESTRICTIVE LEGENDS. The certificates representing the Stock issued upon exercise of options granted pursuant to this Plan will bear any legends required by applicable securities laws as determined by the Committee.

     18. NOTICES. Any notice to be given under the terms of the Plan shall be addressed to the Corporation in care of its Secretary at its principal office, and any notice to be given to an optionee shall be addressed to such optionee at the address maintained by the Corporation for such person or at such other address as the optionee may specify in writing to the Corporation.

     This amended and restated Plan, as adopted by the Board of Directors as of July 29, 2005.

                                          PROTALEX, INC., a Delaware corporation


                                          Signature:____________________________

                                          Printed Name:_________________________

                                          Title:________________________________

                                    EXHIBIT A


Date: ___________________, 200_


Protalex, Inc.
145 Union Square Drive
New Hope, PA  18938

Re: 2003 Stock Option Plan

To Whom It May Concern:

     This letter is delivered to Protalex, Inc., a Delaware corporation (the "Corporation"), in connection with the grant to (the "Optionee") of an option (the "Option") to purchase shares of common stock of the Corporation (the "Stock") pursuant to the Protalex, Inc. 2003 Stock Option Plan, amended and restated ________________, 2005 (the "Plan"). The Optionee understands that the Corporation's receipt of this letter executed by the Optionee is a condition to the Corporation's willingness to grant the Option to the Optionee.

     In addition, the Optionee makes the following representations and warranties with the understanding that the Corporation will rely upon them.

     1. The Optionee acknowledges receipt of a copy of the Plan and Agreement. The Optionee has carefully reviewed the Plan and Agreement.

     2. The Optionee acknowledges receipt of a prospectus regarding the Plan which includes the information required by Section (a)(1) of Rule 428 under the Securities Act of 1933.

     3. The Optionee understands and acknowledges that the Option and the Stock are subject to the terms and conditions of the Plan.

     4. The Optionee understands and agrees that, at the time of exercise of any part of the Option for Stock, the Optionee may be required to provide the Corporation with additional representations, warranties and/or covenants similar to those contained in this letter.

     5. The Optionee is a resident of the State of __________________.

     6. The Optionee will notify the Corporation immediately of any change in the above information which occurs before the Option is exercised in full by the Optionee.

     The foregoing representations and warranties are given on ______________, 200_ at ____________________ (city, state).


                                        OPTIONEE:



                                        Signature:______________________________

                                        Printed Name:___________________________

                                   EXHIBIT B


Address of Optionee: ________________________________________


________________________________________


________________________________________


________________________________________




Date: _________________, 200_


Protalex, Inc.
145 Union Square Drive
New Hope, PA  18938


Re: 2003 Stock Option Plan


To Whom It May Concern:


     I (the "Optionee") hereby exercise my right to purchase _______________ shares of common stock (the "Stock") of Protalex, Inc., a Delaware corporation (the "Corporation"), pursuant to, and in accordance with, the Protalex, Inc., 2003 Stock Option Plan, amended and restated ________________, 2005 (the "Plan") and Stock Option Agreement (the "Agreement") dated ________________, 200_. As provided in such Plan, I deliver herewith payment as set forth in Section 5.5 of the Plan in the amount equal to the number of shares being purchased multiplied by the price per share, as indicated in Section 1 of the Agreement. Please deliver to me at my address as set forth above stock certificates representing the subject shares registered in the following name(s):
________________________________. I further request that the certificates be registered in the following form of ownership (for example, as individual property, community property, separate property, etc.): _______________________.

     The Optionee hereby represents and agrees as follows:

     1. The Optionee acknowledges receipt of a copy of the Plan and Agreement. The Optionee has carefully reviewed the Plan and Agreement.

     2. The Optionee is a resident of the State of _______________.

     3. The Optionee represents and agrees that if the Optionee is an "affiliate" (as defined in Rule 144 under the Securities Act of 1933) of the Corporation at the time the Optionee desires to sell any of the Stock, the Optionee will be subject to certain restrictions under, and will comply with all of the requirements of, applicable federal and state securities laws.

     The foregoing representations and warranties are given on ________________, 200_ at ______________________(city, state).




                                             OPTIONEE:





                                             Signature:_________________________


                                             Printed Name:______________________

                                   APPENDIX C

                         CHARTER OF THE AUDIT COMMITTEE

             As adopted by the Board of Directors on April 13, 2005

The charter of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Protalex, Inc. (the "Company") is as follows, subject to amendment by the Board from time to time:

ROLE

The role of the Committee is to act on behalf of the Board in fulfilling the Board's oversight responsibility to the stockholders relating to the Company's financial statements and accounting and financial reporting processes, and in particular the quality and integrity of those processes, the systems of internal control over financial reporting, the annual independent audit of the Company's financial statements, the quality and integrity of the Company's financial processes, statements and reports, and the qualifications, independence and performance of the firm or firms of certified public accountants engaged as the Company's independent outside auditors (the "Auditors").

MEMBERSHIP:

The Committee will be composed of at least three members of the Board. The members of the Committee shall satisfy the independence and financial literacy requirements of The NASDAQ Stock Market ("NASDAQ"), when, if and as required by NASDAQ and when, if and as applicable to the Company and Committee members, as in effect from time to time, including any exceptions permitted by these requirements. At least one member shall satisfy the applicable NASDAQ financial sophistication requirements, when, if and as applicable and in effect from time to time. The members of the Committee and the Committee chair will be appointed by and serve at the discretion of the Board. Vacancies occurring on the Committee will be filled by the Board.

PRIMARY COMMITTEE RESPONSIBILITIES:

The Committee shall oversee the Company's financial reporting process on behalf of the Board and shall have direct responsibility for the appointment, compensation, evaluation, retention, termination, and oversight of the work of the Auditors, who shall report directly to and be accountable to the Committee. The Committee shall also report the results of its activities to the Board. The Committee's functions and procedures should remain flexible to address changing circumstances most effectively. To fulfill the Committee's role, the Committee shall be charged with the following functions and processes, with the understanding, however, that the Committee may supplement or (except as otherwise required by applicable laws or rules) deviate from these activities as appropriate under the circumstances:

     1. To evaluate the performance of the Auditors, to assess their qualifications and to determine whether to retain or to terminate the existing Auditors or to appoint and engage new auditors for the ensuing year.

     2. To determine and approve engagements of the Auditors, prior to commencement of such engagements, to perform all proposed audit, review and attest services, including the scope of and plans for the audit, the adequacy of staffing, and the compensation to be paid by the Company to the Auditors, which approval may be pursuant to preapproval policies and procedures established by the Committee consistent with applicable laws and rules, including the delegation of preapproval authority to one or more Committee members so long as any such preapproval decisions are presented to the full Committee at the next scheduled meeting.

     3. To determine and approve engagements of the Auditors, prior to commencement of such engagements (unless in compliance with exceptions available under applicable laws and rules related to immaterial aggregate amounts of services), to perform any proposed permissible non-audit services, including the scope of the service and the compensation to be paid therefore, which approval may be pursuant to preapproval policies and procedures established by the Committee consistent with applicable laws and rules, including the delegation of preapproval authority to one or more Committee members so long as any such preapproval decisions are presented to the full Committee at the next scheduled meeting.

     4. At least annually, to receive and review written statements from the Auditors delineating all relationships between the Auditors and the Company consistent with Independence Standards Board Standard No. 1, to consider and discuss with the Auditors any disclosed relationships and any compensation or services that could affect the Auditors' objectivity and independence, and to assess and otherwise take appropriate action to oversee the independence of the Auditors.

     5. To assist and interact with the Auditors in order that they may carry out their duties in the most efficient and cost-effective manner.

     6. To evaluate the cooperation received by the Auditors during their audit examination, including their access to all requested records, data and information, and elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs.

     7. To review with the management of the Company and the Auditors, upon completion of their audit, the financial statements proposed to be included in the Company's Annual Report on Form 10-KSB or any successor form thereto, including Form 10-K, and to recommend whether or not such financial statements should be so included. In the course of that review, to discuss with management and the Auditors the results of the annual audit, including the Auditors' assessment of the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and estimates (including material changes in estimates), any material audit adjustments proposed by the Auditors and adjustments proposed but not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under the standards of the Public Company accounting Oversight Board (United States), as appropriate.

     8. To review the interim financial statements with the management of the Company and the Auditors, as appropriate, prior to public disclosure of quarterly financial information, if practicable, and in any event, prior to the filing of the Company's Quarterly Reports on Form 10-QSB or any successor form thereto, including Form 10-Q. In this review, the Committee shall discuss the results of this quarterly review and any other matters required to be communicated to the Committee by the independent auditors under the standards of the Public Company Accounting Oversight Board (United States), as appropriate..

     9. To review and discuss with management and the Auditors, as appropriate, earnings press releases, which discussions may be general discussions of the type of information to be disclosed or the type of presentation to be made. The Chair of the Committee may represent the entire Committee for this purpose.

     10. To review with management and the Auditors, as appropriate, significant issues that arise regarding accounting principles and financial statement presentation, including critical accounting policies and practices, alternative accounting policies available under GAAP related to material items discussed with management and any other significant reporting issues and judgments.

     11. To review with the Auditors and, if appropriate, management, any management or internal control letter issued or, to the extent practicable, proposed to be issued by the Auditors and management's response, if any, to such letter, as well as any additional material written communications between the Auditors and management.

     12. To review with the Auditors and management, as appropriate, any conflicts or disagreements between management and the Auditors regarding financial reporting, accounting practices or policies and to resolve any such conflicts regarding financial reporting.

     13. To review with management and the Auditors, as appropriate, the scope, quality and effectiveness of internal control over financial reporting.

     14. Periodically, to meet in separate sessions with the Auditors and management to discuss any matters that the Committee, the Auditors or management believe should be discussed privately with the Committee.

     15. To establish procedures in compliance with applicable laws and rules and as determined to be appropriate by the Committee, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     16. To review and approve related-party transactions as required by NASDAQ rules, except to the extent that such matters are reviewed and approved by the Nominating and Corporate Governance Committee in accordance with its charter and NASDAQ rules.

     17. To review with counsel, the Auditors and management, as appropriate, any significant regulatory or other legal or accounting initiatives or matters that may have a material impact on the Company's financial statements, compliance programs and policies if, in the judgment of the Committee, such review is necessary or appropriate.

     18. To prepare the Committee Report for inclusion in the Company's proxy statement for its annual meeting of stockholders.

     19. To conduct such investigations as the Audit Committee deems to be appropriate and to retain such accounting, legal and other independent experts in connection with such investigations or otherwise to advise the Committee as the Committee deems to be appropriate.

     20. To periodically review and discuss with management and the Auditors, as appropriate, the Company's major risk exposures and the steps management has taken to monitor and control such exposures.

     21. To review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

     22. To periodically conduct a self-evaluation of the Committee's performance.

     23. To perform such other functions and have such power as may be necessary or convenient in the efficient and lawful discharge of the foregoing.

It shall be the responsibility of management to prepare the Company's financial statements and periodic reports and the responsibility of the Auditors to audit those financial statements. These functions shall not be the responsibility of the Committee, nor shall it be the Committee's responsibility to ensure that the financial statements or periodic reports are complete and accurate, conform to GAAP or otherwise comply with applicable laws.

COMMITTEE PROCESSES

     - Meeting Frequency - The Committee shall hold such regular or special meetings as the Committee or its chair deems necessary or appropriate and shall meet at least four times per year.

     - Resources and Authority - The Committee shall have authority to appoint, determine funding for, at the expense of the Company, retain and oversee the Auditors as set forth in Section 10A(m)(2) of the Securities Exchange Act of 1934, as amended, and the rules there under and otherwise to fulfill its responsibilities under this charter. The Committee shall have the authority to obtain and determine compensation for, at the expense of the Company, advice and assistance from internal or external independent legal, accounting, or other advisors and consultants, as it determines necessary or appropriate to carry out its duties. The Committee shall also have authority to pay, at the expense of the Company, ordinary administrative expenses that, as determined by the Committee, are necessary or appropriate in carrying out its duties. The Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder. The Committee shall have the authority to perform such other functions, and shall have such powers, as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities hereunder.

     - Reporting to the Board of Directors - The Committee, through the Committee chair, shall report to the Board of Directors with respect to material issues that arise regarding the quality or integrity of the Company's financial statements, the performance or independence of the Auditors or such other matters as the Committee deems appropriate from time to time or whenever it shall be called upon to do so.

                                   APPENDIX D

                         COMPENSATION COMMITTEE CHARTER

             As adopted by the Board of Directors on April 13, 2005

The charter of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Protalex, Inc. (the "Company") is as follows, subject to amendment by the Board from time to time:

ROLE

The role of the Committee is to act on behalf of the Board in fulfilling the Board's responsibilities to oversee the Company's compensation policies, plans and programs; to review and determine the compensation to be paid to the Company's executive officers; and to review and recommend to the Board the compensation to be paid to the Company's directors.

The Committee shall seek to maintain an overall compensation structure designed to attract, retain and motivate management and other employees by providing appropriate levels of risk and reward, in proportion to individual contribution and performance. The Committee shall seek to establish appropriate incentives for management to further the Company's long-term strategic plan and long-term value as a going concern and to avoid undue emphasis on short-term market value.

MEMBERSHIP

The Committee shall consist of at least three Board members. At least two of the members of the Committee shall satisfy the "outside director" standard within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). At least two of the members of the Committee shall satisfy the "non-employee director" standard within the meaning of Section 16b-3 of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), unless grants to executive officers otherwise comply with the requirements of Rule 16b-3. Each member shall satisfy the independence requirements of the NASDAQ National Market ("NASDAQ") when, if and as required by NASDAQ and when, if and as applicable to the Company and Committee Members, as in effect from time to time, including any exceptions permitted by these requirements.

The members of the Committee and the Committee chairperson shall be appointed by the Board and serve at the discretion of the Board.

PRIMARY COMMITTEE RESPONSIBILITIES

The primary responsibilities of the Committee are set forth below. The Committee may supplement and, except as otherwise required by applicable law or the requirements of NASDAQ, deviate from these activities as appropriate under the circumstances:

     - Overall Compensation Strategy - The Committee shall review, modify (as needed) and approve the overall compensation strategy and policies for the Company, including:

          - reviewing and approving corporate performance goals and objectives relevant to the compensation of the Company's executive officers and other senior management, as appropriate;
          - establishing policies with respect to cash compensation, consistent with the objectives of linking compensation to performance and establishing compensation levels sufficient to attract, retain and motivate qualified employees;
          - establishing policies with respect to equity compensation arrangements with the objective of appropriately balancing the perceived value of equity compensation and the dilutive and other costs of that compensation to the Company; and
          - reviewing and approving the terms of any employment agreements, severance arrangements, change-of-control protections and any other compensatory arrangements for the Company's executive officers and other senior management, as appropriate.

The term "compensation," as used in this charter, shall include salary, long-term incentives, bonuses, perquisites, equity incentives, severance arrangements, retirement benefits and other related benefits and benefit plans.

     - Compensation of Chief Executive Officer - The Committee, meeting in executive session, shall determine, in its sole discretion, the compensation and other terms of employment of the Company's Chief Executive Officer and shall evaluate the Chief Executive Officer's performance in light of relevant corporate performance goals and objectives, taking into account, among other things, the policies of the Committee and the Chief Executive Officer's performance in:

          - fostering a corporate culture that promotes the highest levels of integrity and the highest ethical standards;
          - developing and executing the Company's long-term strategic plan and conducting the business of the Company in a manner appropriate to enhance long-term stockholder value;
          - achieving any other corporate performance goals and objectives deemed relevant to the Chief Executive Officer as established by the Committee; and
          - achieving the Chief Executive Officer's individual performance goals and objectives.

In determining the long-term incentive component of the Chief Executive Officer's compensation, the Committee should seek to achieve an appropriate level of risk and reward, taking into consideration the Company's performance and relative stockholder return, the value of similar incentive awards given to chief executive officers of comparable companies, the awards given to the Company's Chief Executive Officer in past years, and such other criteria as the Committee deems advisable.

          - Compensation of Other Officers - With respect to Company's executive officers other than the Chief Executive Officer:

               - The Chief Executive Officer shall recommend to the Committee the cash compensation, equity-based compensation and other terms of employment of each such officer.

The Committee shall have the responsibility and authority to make all determinations with respect to the compensation of such officers, taking into consideration the officer's performance, the Company's performance, market levels of compensation for similar positions, and such other criteria as the Committee deems advisable. The Chief Executive Officer may be present during these deliberations, but may not vote.

     - Compensation of Directors - The Committee shall recommend to the Board the type and amount of compensation to be paid or awarded to Board members, including consulting, retainer, Board meeting, committee and committee chair fees and stock option grants or awards.

     - Administration of Benefit Plans - The Committee shall recommend to the Board the adoption, amendment and termination of the Company's stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans and similar programs. The Committee shall have full power and authority to administer the Company's 2003 Stock Option Plan, and any other equity incentive plan explicitly delegated to the Committee by the Board after the date hereof (together, the "Delegated Equity Incentive Plans"), and in connection therewith shall have full power and authority to establish guidelines, interpret plan documents, select participants, approve grants and awards, and exercise such other power and authority as may be permitted or required under such Delegated Equity Incentive Plans.

The Committee shall also have full power and authority to adopt and administer any of the Company's non-equity incentive plans, as maybe adopted for time to time, and other cash bonus plans. In connection therewith, the Committee shall have full power and authority to adopt plan documents, establish guidelines, interpret plan documents, select participants, approve awards, and exercise such other power and authority as may be permitted or required under such non-equity incentive plans.

     - Other Compensation Matters - The Committee shall review and approve such other compensation matters as the Board or the Chief Executive Officer may wish to submit to the Committee.

     - Committee Report - The Committee shall prepare and review the Committee report included in the Company's annual proxy statement in accordance with applicable rules and regulations of the SEC.

     - Committee Self-Assessment - The Committee shall review, discuss and assess its own performance at least annually. The Committee shall also periodically review and assess the adequacy of this charter, including the Committee's role and responsibilities as outlined in this Charter, and shall recommend any proposed changes to the Board for its consideration.

COMMITTEE PROCESSES

     - Meeting Frequency - The Committee shall hold such regular or special meetings as the Committee or its chair deems necessary or appropriate and shall meet at least annually.

     - Resources and Authority - The Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder. The Committee shall have the authority to obtain, at the expense of the Company, advice and assistance from internal or external legal, accounting, or other advisors and consultants. In addition, the Committee shall have sole authority to retain and terminate any compensation consultant to assist in the evaluation of director, chief executive officer or senior executive compensation,


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
          including sole authority to approve such consultant's reasonable fees and other retention terms, all at the Company's expense. Other reasonable expenditures for external resources that the Committee deems necessary or appropriate in the performance of its duties are permitted. The Committee shall have the authority to perform such other functions, and shall have such powers, as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities hereunder.

     - Reporting to the Board of Directors - The Committee, through the Committee chair, shall report all material activities of the Committee to the Board from time to time.


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
                                   APPENDIX E

             NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

             As adopted by the Board of Directors on April 13, 2005

The role and responsibilities of the Nominating and Corporate Governance Committee (the "Committee") of Protalex, Inc. (the "Company") are as follows, subject to amendment by the Company's Board of Directors (the "Board") from time to time:

ROLE

The Committee's roles are (1) to oversee the Director nomination process; (2) to administer and oversee all aspects of the Company's corporate governance functions on behalf of the Board, including making recommendations to the Board regarding corporate governance issues; and (3) to make other recommendations to the Board regarding affairs relating to the directors of the Company.

MEMBERSHIP

Committee membership shall consist of at least three Board members. The members of the Committee and the Committee chairperson shall be appointed by the Board.

PRIMARY COMMITTEE RESPONSIBILITIES

The primary Committee responsibilities are:

     - Director Nominations - The Committee, in consultation with the Chairman and the Chief Executive Officer, has the primary responsibility for identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board. The selection of nominees for Director to be presented to the stockholders for election or reelection, and the selection of new Directors to fill vacancies and newly created directorships on the Board, are made by the majority of the independent members of the Board based on the recommendations of the Committee.

     - Board Committee Nominations - The Committee, in consultation with the Chairman and the Chief Executive Officer, and after considering the wishes of the individual Directors, recommends to the entire Board annually the chairmanship and membership of each committee.

     - Director Change of Position - The Committee is responsible for reviewing and making a recommendation to the Board regarding the continued service of a Director in the event (i) an employee Director's employment with the Company is terminated for any reason or
          (ii) a non-employee Director changes his/her primary job responsibility from that held at the time such Director was most recently elected to the Board.

     - Performance Assessment - The Committee shall establish a process for the periodic review and assessment of the performance of the Board and Board committees, seeking input from senior management, the other committees, the full Board and others.

     - Independence Determinations - The Committee will consider and assess periodically the independence of directors, including determining which members are independent of management as defined by NASDAQ, and whether the members of the standing committees of the Board meet the independence requirements of NASDAQ when and as applicable to such committees.

     - Director Education - The Committee will evaluate the need and, if necessary, develop and institute a plan or program for the continuing education of directors.

     - Corporate Governance - The Committee may develop a set of corporate governance principles applicable to the Company to be adopted by the Board, and periodically review and assess these principles and their application and recommend any changes deemed appropriate to the Board for its consideration. When applicable, the Committee will review and make recommendations to the Board regarding proposals submitted by stockholders that relate to corporate governance matters.

     - Code of Ethics - The Committee will review with management and the Board the adequacy of, and monitor compliance with, the Company's Code of Ethics (the "Code of Ethics").

     - Special Committees - From time to time, when applicable, the Committee will evaluate the need for and recommend to the Board the establishment of such special committees as may be desirable or necessary in order to address ethical, legal, business or other matters that may arise.

     - Information Processes - Oversee and review the processes and procedures used by the Company to provide accurate, relevant and appropriately detailed information to the Board and its committees on a timely basis.

     - Public Affairs. The Committee will oversee the Company's policies and practices regarding philanthropic and political activities.

     - Committee Self Assessment and Charter. The Committee will periodically review, discuss and assess the performance of the Committee as well as the Committee's role and responsibilities, seeking input from senior management, the full Board and others and recommend any changes to the Board. The Committee shall review, as it deems necessary, the Committee Charter and shall recommend any proposed changes for approval by the full Board

     - Additional Duties. The Committee may also undertake such additional activities within the scope of its primary functions as the Committee may from time to time determine.

COMMITTEE PROCESSES

     - Meeting Frequency. The Committee should meet as frequently as considered necessary by the Committee or the chairperson, and shall meet at least annually.

     - Resources - The Committee shall be authorized to access such internal and, in consultation with senior management, external resources as the Committee deems necessary or appropriate to fulfill its defined responsibilities. Expenditures for external resources that are expected to be material and outside the ordinary course of the Committee's practices shall be recommended by the Committee for the approval of the full Board. The Committee shall have the authority to perform such other functions, and shall have such powers, as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities hereunder.

     - Reporting to the Board of Directors - The Committee, through the Committee chairperson, shall report all material activities of the Committee to the Board from time to time. The Committee shall report annually to the Board on the independence of Directors, as determined by the Board from time to time.

     - Delegation - The Committee may delegate any of its responsibilities, powers and authority to one or more subcommittees of the Committee.



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